EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Bruce Harmon, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q of Immunovative, Inc. for the period ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934 ; and

(b)	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Immunovative, Inc.

Date: November 16, 2012

/s/ Bruce Harmon
Bruce Harmon
Chief Accounting Officer